UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 28, 2020

NETGEAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose,	CA	95134
(Address, including zip code, of principal executive offices)

(408)	907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s):	Name of each exchange on which registered
Common Stock, $0.001 par value	NTGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2020, the stockholders of NETGEAR, Inc. (the “Company”) approved an amendment to the Company's 2016 Equity Incentive Plan to increase in the number of shares of common stock authorized for issuance thereunder by 2,000,000 shares and to make certain other revisions described in more detail in the Company’s definitive proxy statement filed with the SEC on April 20, 2020 (the “Proxy Statement”). In addition, on May 28, 2020, the Compensation Committee of the Company’s Board of Directors approved certain additional amendments to the 2016 Equity Incentive Plan (as fully amended, the “Amended Plan”) to remove provisions relating to the acceleration of certain time-based awards in connection with an employee’s retirement from the Company, with respect to future equity grants. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 28, 2020, the Company virtually held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders of record at the close of business on March 30, 2020, voted on five proposals, each of which is described in more detail in the Proxy Statement. At the Annual Meeting, 28,221,866 shares were represented in person or by proxy, which constituted a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of abstentions with respect to each proposal, and the number of broker non-votes with respect to each proposal:

1.	The election of eight directors to serve until the next Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-votes
Patrick C.S. Lo	26,165,062	362,392	23,199	1,671,213
Laura J. Durr	26,487,026	36,052	27,575	1,671,213
Jef T. Graham	25,806,931	718,462	25,260	1,671,213
Bradley L. Maiorino	26,414,406	101,761	34,486	1,671,213
Janice M. Roberts	24,472,241	2,054,341	24,071	1,671,213
Gregory J. Rossmann	25,859,826	659,342	31,485	1,671,213
Barbara V. Scherer	26,071,991	453,986	24,676	1,671,213
Thomas H. Waechter	26,353,835	168,556	28,262	1,671,213

2.	Ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020:

For:	26,890,171
Against:	1,316,670
Abstain:	15,025
Broker Non-Votes:	-
3.	Approval of the non-binding advisory proposal regarding executive compensation:

For:	24,695,229
Against:	1,800,533
Abstain:	54,891
Broker Non-Votes:	1,671,213

4.	Approval of an amendment to the 2016 Equity Incentive Plan:

For:	13,990,061
Against:	12,521,368
Abstain:	39,224
Broker Non-Votes:	1,671,213
5.	Vote on a proposal submitted by a stockholder regarding the right of stockholders to act by written consent:
For:	12,929,740
Against:	13,570,815
Abstain:	50,098
Broker Non-Votes:	1,671,213

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	2016 Equity Incentive Plan, as amended

104                                    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

By:/s/ Andrew W. Kim

Andrew W. Kim

Senior Vice President, Corporate Development and General Counsel

Dated:June 2, 2020